SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2017

 iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259 335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 25, 2017, iRobot Corporation, a Delaware corporation (“iRobot”) and iRobot UK Ltd., a private limited company incorporated under the laws of England and Wales and a wholly-owned subsidiary of iRobot (“Buyer”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Robopolis SAS, a French company (“Robopolis”), shareholders of Robopolis, and SARL High Five Investissements, a French company, as the Shareholders’ Representative. Pursuant to the Share Purchase Agreement, Buyer will acquire Robopolis through the acquisition of the issued and outstanding capital shares of Robopolis for approximately $141,000,000 in cash, subject to adjustment as noted below (the “Transaction”). Robopolis, together with its network of subsidiaries, is a European distributor of iRobot’s consumer products.

The purchase price is subject to certain adjustments set forth in the Share Purchase Agreement, including an increase for the amount of cash on the Robopolis balance sheet at closing, a decrease for indebtedness assumed by Buyer, and adjustments upward or downward to reflect the working capital of Robopolis as of the closing date (the “Purchase Price”). The Share Purchase Agreement also provides that $16,000,000 of the Purchase Price will be placed into an escrow account to settle certain claims for indemnification for breaches or inaccuracies in Robopolis’ and its shareholders’ representations and warranties, covenants and agreements, and $2,358,000 of the Purchase Price will be deposited in escrow to satisfy, in part, any payments due to iRobot for certain post-closing purchase price adjustments.

The Share Purchase Agreement contains customary representations, warranties, indemnities and covenants by each of the parties thereto. The Transaction is subject to customary closing conditions, including receipt of required antitrust approvals, and is expected to close in the fourth quarter of 2017. The Share Purchase Agreement provides for limited termination rights, including, among others, by the mutual consent of iRobot, Robopolis and the Shareholders’ Representative; upon certain breaches of representations, warranties or covenants; and in the event the Transaction has not been consummated before October 31, 2017.

The foregoing description of the Share Purchase Agreement does not purport to be a complete statement of the parties’ rights under the Share Purchase Agreement and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which is filed with this Report on Form 8-K as Exhibit 2.1 and is incorporated by reference herein.

The Share Purchase Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about iRobot or Robopolis. The representations, warranties and covenants contained in the Share Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Share Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Share Purchase Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of iRobot or Robopolis or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Share Purchase Agreement, which subsequent information may or may not be fully reflected in iRobot’s public disclosures.

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2017, iRobot announced its financial results for the fiscal quarter ended July 1, 2017. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On July 25, 2017, iRobot issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.2 to this Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements
This Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing of the closing of the Transaction. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of iRobot, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, the risk that the Transaction does not close. For additional disclosure regarding these and other risks faced by iRobot, see the disclosures contained in iRobot’s public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016 under the heading Part I, Item 1A “Risk Factors,” available on the SEC’s website at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
2.1*
Share Purchase Agreement, dated as of July 25, 2017, by and among iRobot Corporation, iRobot UK Ltd., Robopolis SAS, the shareholders of Robopolis named therein, and the Shareholders’ Representative named therein.

99.1	Press Release of iRobot Corporation dated July 25, 2017, furnished herewith.

99.2	Press Release of iRobot Corporation dated July 25, 2017, furnished herewith.

*
Schedules, exhibits, and similar supporting attachments or agreements to the Share Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. iRobot Corporation agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2017	iRobot Corporation

By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*
Share Purchase Agreement, dated as of July 25, 2017, by and among iRobot Corporation, iRobot UK Ltd., Robopolis SAS, the shareholders of Robopolis named therein, and the Shareholders’ Representative named therein.

99.1	Press Release of iRobot Corporation dated July 25, 2017, furnished herewith.

99.2	Press Release of iRobot Corporation dated July 25, 2017, furnished herewith.

*
Schedules, exhibits, and similar supporting attachments or agreements to the Share Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. iRobot Corporation agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.